Exhibit 99.1

EngageSmart Announces Third Quarter 2022 Results

Strong Customer Growth and Adoption Drive Third Quarter Revenue Increase of 42%

Company Increases Revenue Guidance

•
SMB Revenue up 52% fueled by new customer adds and growth from existing customers
•
Enterprise Revenue up 31% driven by customer go-lives and continued digital adoption

Boston, MA - November 3, 2022 - EngageSmart, Inc. (NYSE: ESMT), a leading provider of vertically tailored customer engagement software and integrated payments solutions, today reported financial results for the third quarter ended September 30, 2022.

“The third quarter of 2022 marked our first full year as a public company. Customer demand and appreciation for our solutions resulted in our ability to consistently beat and raise revenue and Adjusted EBITDA guidance each quarter since our IPO,” said Bob Bennett, EngageSmart CEO. “Our third quarter results are a testament to our customers’ success using our solutions, our business model, and the huge need for our offerings in the ongoing quest to digitize business and consumer engagement in legacy industries. Our results speak for themselves. EngageSmart delivered record revenue of $78.8 million, representing 42% year-over-year growth, all organic, and Adjusted EBITDA of $13.2 million, which is 16.8% of revenue for the quarter.”

“We remain focused on delivering strong revenue growth with balanced profitability, and are pleased with the continued momentum, stability, and durability we experienced in both segments of our business,” stated Cassandra Hudson, EngageSmart CFO. “SMB delivered outstanding revenue growth of 52% year over year driven by high demand for our solution in mental health and continued traction in new verticals, such as speech-language pathology and occupational therapy. Enterprise achieved robust revenue growth of 31% as we implemented our solutions with new billers in utilities, insurance, and tax, and continued to drive higher digital adoption rates with existing customers. Our large market and runway in SMB and Enterprise remain compelling, and we look forward to executing on the growth opportunities that lie ahead."

Third Quarter 2022 Financial and Business Performance

•
Total Revenue increased 42% to $78.8 million compared to $55.5 million in the third quarter of 2021.
•
SMB Revenue increased 52% to $42.9 million compared to $28.2 million in the third quarter of 2021.
•
Enterprise Revenue increased 31% to $35.9 million compared to $27.3 million in the third quarter of 2021.
•
Gross Profit was $60.0 million, representing 76.1% gross margin, compared to $41.3 million, or 74.3% gross margin, for the third quarter of 2021. Adjusted Gross Profit was $61.9 million, representing 78.5% Adjusted Gross Profit Margin, compared to $43.0 million, or 77.5% Adjusted Gross Profit Margin, for the third quarter of 2021.1
•
Net Income was $6.8 million, representing 8.6% net income margin, in the third quarter of 2022, compared to net loss of $8.3 million, or 14.9% net loss margin, in the third quarter of 2021.
•
Adjusted EBITDA was $13.2 million, representing 16.8% Adjusted EBITDA Margin, compared to $8.7 million, or 15.6% Adjusted EBITDA Margin, for the third quarter of 2021.1

•
Cash and Cash Equivalents were $293.5 million as of September 30, 2022, compared to $254.3 million as of December 31, 2021.
•
Total Number of Customers increased 26% to 97,800 as of September 30, 2022, compared to 77,400 as of September 30, 2021.
•
Total Transactions Processed increased 31% to 37.5 million compared to 28.6 million in the third quarter of 2021.

____________________

1Reconciliations of GAAP to non-GAAP financial measures, including Adjusted Gross Profit, Adjusted Gross Profit Margin, Adjusted EBITDA, and Adjusted EBITDA Margin, as well as definitions for the non-GAAP financial measures included in this press release and the reasons for their use, are presented below.

Financial Outlook

FY'22
Guidance
Revenue (in millions)	$300.5 - $302.0
Adjusted EBITDA (in millions)	$46.5 - $47.5

With the information available as of November 3, 2022, we are providing the above guidance for the full year of 2022, based on current market conditions and expectations. This guidance is subject to various important cautionary factors referenced in the “Forward-Looking Statements” section below.

A reconciliation of Adjusted EBITDA guidance to net income (loss) on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to interest (income) expense, net, benefit from income taxes, depreciation, amortization of intangible assets, transaction-related expenses, the fair value adjustment of acquired deferred revenue, stock-based compensation, and restructuring charges, all of which are adjustments to Adjusted EBITDA.

Webcast and Conference Call Information

EngageSmart, Inc. (NYSE: ESMT), a leading provider of vertically tailored customer engagement software and integrated payments solutions, will report third quarter 2022 financial results before the market opens on Thursday, November 3, 2022. Management will host a conference call to discuss the results at 8:30 a.m. ET.

The conference call will be webcast live on EngageSmart’s investor relations website at https://investors.engagesmart.com/events-and-presentations/events/. A replay will be available on the investor relations website following the call.

For investors and analysts wishing to participate in the call, the dial-in numbers are (800) 267-6316 for domestic callers and (203) 518-9783 for international callers. The conference ID is ENGAGESMART, and the program title is EngageSmart Q3 2022 Earnings Call.

About EngageSmart

EngageSmart is a leading provider of vertically tailored customer engagement software and integrated payments solutions. At EngageSmart, our mission is to simplify customer and client engagement to allow our customers to focus resources on initiatives that improve their businesses and better serve their communities. EngageSmart offers single instance, multi-tenant, true Software-as-a-Service (“SaaS”) vertical solutions, including SimplePractice, InvoiceCloud, HealthPay24 and DonorDrive, that are designed to simplify our customers’ engagement with their clients by driving digital adoption and self-service. As of September 30, 2022, EngageSmart serves 94,500 customers in the SMB Solutions segment and 3,300 customers in the Enterprise Solutions segment across several core verticals: Health & Wellness, Government, Utilities, Financial Services, Healthcare and Giving. For more information, visit www.engagesmart.com and follow us on LinkedIn.

Forward-Looking Statements

Certain statements in this release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are based on current expectations and assumptions that are subject to risks and uncertainties. All statements contained in this news release that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “expect,” “intend,” “anticipate,” “estimate,” “believe,” “future,” “could,” “should,” “plan,” “aim,” and other similar expressions. These forward-looking statements include, but are not limited to, statements regarding anticipated financial performance and financial position, including our financial outlook for the full year 2022 and thereafter, and other statements that are not historical facts. These forward-looking statements are neither promises nor guarantees, but involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements for many reasons, including, but not limited to, the following: our inability to sustain our rapid growth; failure to manage our infrastructure to support our future growth; our risk management efforts not being effective to prevent fraudulent activities; inability to attract new customers or convert trial customers into paying customers; inability to introduce new features or services successfully or to enhance our solutions; declines in customer renewals or failure to convince customers to broaden their use of solutions; inability to achieve or sustain profitability; failure to adapt and respond effectively to rapidly changing technology, evolving industry standards and regulations and changing business needs, requirements or preferences; real or perceived errors, failures or bugs in our solutions; intense competition; lack of success in establishing, growing or maintaining strategic partnerships; fluctuations in quarterly operating results; future acquisitions and investments diverting management’s attention and difficulties associated with integrating such acquired businesses; general economic conditions (including inflation and rising interest rates), both domestically and internationally, as well as economic conditions affecting industries in which our customers operate; the war in Ukraine; concentration of revenue in our InvoiceCloud and SimplePractice solutions; COVID-19 pandemic and its impact on our employees, customers, partners, clients and other key stakeholders; legal and regulatory risks; and technology and intellectual property-related risks, among others.

Other important risk factors that could affect the outcome of the events set forth in these statements and that could affect the Company’s operating results and financial condition are discussed in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2021, and our subsequent Quarterly Reports on Form 10-Q, as updated by our future filings with the Securities and Exchange Commission (“SEC”). Such statements are based on the Company’s beliefs and assumptions and on information currently available to the Company. The Company disclaims any obligation to publicly update or revise any such forward-looking statements as a result of developments occurring after the date of this document except as required by law.

Non-GAAP Financial Measures

This press release includes certain performance metrics and financial measures not based on GAAP, including Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses, as well as key business metrics, including total Number of Customers and total Transactions Processed.

Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP and should not be considered as an alternative to net income (loss), gross profit, and operating expenses or any other performance measure derived in accordance with GAAP.

We define Adjusted EBITDA as net income (loss) excluding interest (income) expense, net; benefit from income taxes; depreciation; and amortization of intangible assets, as further adjusted for transaction-related expenses, the fair value adjustment of acquired deferred revenue, stock/equity-based compensation, and restructuring charges. We define Adjusted EBITDA Margin as Adjusted EBITDA divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Adjusted Gross Profit as gross profit as adjusted for the fair value adjustment of acquired deferred revenue, amortization of intangible assets, stock/equity-based compensation, and transaction-related expenses. We define Adjusted Gross Margin as Adjusted Gross Profit divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Non-GAAP Operating Expenses as GAAP operating expenses excluding stock/equity-based compensation and transaction-related expenses. We define Non-GAAP Operating Expenses as a percentage of revenue as Non-GAAP Operating Expenses divided by revenue plus the fair value adjustment of acquired deferred revenue.

We define Number of Customers as individuals or entities with whom we directly contract to use our solutions.

We define Transactions Processed as the number of accepted payment transactions, such as credit card and debit card transactions, automated clearing house (“ACH”) payments, emerging electronic payments, other communication, text messaging and interactive voice response transactions, and other payment transaction types, which are facilitated through our platform during a given period. We believe Transactions Processed is a key business metric for investors because it directly correlates with transaction and usage-based revenue. We use Transactions Processed to evaluate changes in transaction and usage-based revenue over time.

We calculate our dollar-based net retention rate at the end of a given period by using (a) the revenue from all customers during the twelve months ending one year prior to such period as the denominator and (b) the revenue from all remaining customers during the twelve months ending as of the end of such period minus the revenue from all customers who are new customers during those twelve months as the numerator. We define new customers as customers with whom we have generated less than twelve months of revenue. Acquired businesses are reflected in our dollar-based net retention rate beginning one year following the date of acquisition.

We caution investors that amounts presented in accordance with our definitions of Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Gross Profit, Adjusted Gross Margin, and Non-GAAP Operating Expenses may not be comparable to similar measures disclosed by our competitors because not all companies and analysts calculate these non-GAAP financial measures in the same manner. We present these non-GAAP financial measures because we consider these metrics to be important supplemental measures of our performance and believe they are frequently used by securities analysts, investors, and other interested parties in the evaluation of companies in our industry. Management believes that investors’ understanding of our performance is enhanced by including these non-GAAP financial measures as a reasonable basis for comparing our ongoing results of operations.

Non-GAAP financial measures assist management in assessing operating performance by removing the impact of items not directly resulting from our core operations, to present operating results on a consistent basis. Management uses these non-GAAP financial measures for planning purposes, including the preparation of our internal annual operating budget and financial projections; to evaluate the performance and effectiveness of our operational strategies; and to evaluate our capacity to expand our business. These non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as an alternative to, or a substitute for net income, gross profit, and operating expenses, or other financial statement data presented in accordance with GAAP in our consolidated financial statements.

Disclosure

We disclose information to the public concerning EngageSmart, EngageSmart’s products and services, and other items through a variety of disclosure channels in order to achieve broad, non-exclusionary distribution of information to the public. Some of the information distributed through these disclosure channels may be considered material information. Investors and others are encouraged to review the information we make public in the locations below.* This list may be updated from time to time.

*For information concerning EngageSmart and its products and services, please visit: www.engagesmart.com

*For information provided to the investment community, including news releases, events and presentations, and SEC filings, please visit: investors.engagesmart.com/overview/default.aspx

*For information provided to the media, including news releases, please visit: investors.engagesmart.com/news/default.aspx

*For additional information, please follow EngageSmart’s social media accounts: www.twitter.com/engagesmartinc, www.facebook.com/EngageSmartInc, and www.linkedin.com/company/engagesmart

Investor Relations

Josh Schmidt
EngageSmart, Inc.
IR@engagesmart.com

Press:

Nicole Bestard

Quarter Horse PR
Engagesmart@qh-pr.com

EngageSmart, Inc.

Condensed Consolidated Statement of Operations

(Unaudited, in thousands, except share and per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenue	$78,796	$55,493	$220,020	$154,664
Cost of revenue	18,845	14,237	52,687	39,735
Gross profit	59,951	41,256	167,333	114,929
Operating expenses:
General and administrative	13,986	15,287	42,270	31,990
Selling and marketing	25,906	19,096	72,262	51,224
Research and development	12,978	9,132	34,011	23,947
Contingent consideration expense	—	1,157	—	1,370
Restructuring charges	—	(330)	—	(241)
Amortization of intangible assets	2,363	2,362	7,087	7,086
Total operating expenses	55,233	46,704	155,630	115,376
Income (loss) from operations	4,718	(5,448)	11,703	(447)
Other income (expense), net:
Interest expense, including related party interest	(121)	(3,487)	(361)	(8,087)
Other income (expense), net	1,116	(28)	1,466	(107)
Total other income (expense), net	995	(3,515)	1,105	(8,194)
Income (loss) before income taxes	5,713	(8,963)	12,808	(8,641)
Benefit from income taxes	(1,057)	(671)	(2,900)	(623)
Net income (loss) and comprehensive income (loss)	$6,770	$(8,292)	$15,708	$(8,018)
Net income (loss) per share:
Basic	$0.04	$(0.06)	$0.10	$(0.05)
Diluted	$0.04	$(0.06)	$0.09	$(0.05)
Weighted-average number of common shares outstanding:
Basic	164,427,770	149,031,242	163,195,976	148,200,589
Diluted	169,222,794	149,031,242	169,064,015	148,200,589

EngageSmart, Inc.

Condensed Consolidated Balance Sheets

(in thousands, except share and per share amounts)

	September 30, 2022	December 31, 2021
Assets	(unaudited)
Current assets:
Cash and cash equivalents	$293,456	$254,294
Accounts receivable, net of allowance for credit losses of $255 and $203 as of September 30, 2022 and December 31, 2021, respectively	12,372	10,266
Unbilled receivables	5,722	3,441
Prepaid expenses and other current assets	11,190	7,617
Total current assets	322,740	275,618
Operating lease right-of-use assets	28,024	—
Property and equipment, net	13,426	10,968
Goodwill	425,677	425,677
Acquired intangible assets, net	76,219	87,920
Other assets	5,018	3,811
Total assets	$871,104	$803,994
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$759	$2,090
Accrued expenses and other current liabilities	33,621	25,229
Contingent consideration liability	—	2,800
Deferred revenue	7,819	6,792
Operating lease liabilities	4,557	—
Total current liabilities	46,756	36,911
Long-term operating lease liabilities	28,450	—
Deferred income taxes	1,324	4,224
Deferred revenue, net of current portion	285	232
Other long-term liabilities	188	5,528
Total liabilities	77,003	46,895
Stockholders' equity:
Preferred stock, par value $0.001 per share, 10,000,000 shares authorized and no shares issued and outstanding as of September 30, 2022 and December 31, 2021	—	—
Common stock, par value $0.001 per share, 650,000,000 shares authorized and 165,268,125 and 161,860,980 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	165	162
Additional paid-in capital	808,334	787,043
Accumulated stockholders' deficit	(14,398)	(30,106)
Total stockholders’ equity	794,101	757,099
Total liabilities and stockholders’ equity	$871,104	$803,994

EngageSmart, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited, in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities:
Net income (loss)	$15,708	$(8,018)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	13,989	13,620
Stock/equity-based compensation expense	10,112	7,163
Contingent consideration expense	—	1,370
Non-cash operating lease expense	3,385	—
Deferred income taxes	(2,900)	(623)
Loss on disposal of property and equipment	22	43
Non-cash interest expense, including loss on extinguishment of debt	175	4,066
Changes in operating assets and liabilities:
Prepaid expenses and other current assets	(3,573)	(3,194)
Accounts receivable, net	(2,106)	(2,195)
Unbilled receivables	(2,281)	(931)
Other assets	(1,382)	(484)
Accounts payable	(1,253)	3,622
Accrued expenses and other current liabilities	7,227	5,475
Deferred revenue	1,080	1,142
Operating lease liabilities	(4,115)	—
Other long-term liabilities	26	(702)
Net cash provided by operating activities	34,114	20,354
Cash flows from investing activities:
Purchases of property and equipment, including costs capitalized for development of internal-use software	(4,759)	(3,190)
Net cash used in investing activities	(4,759)	(3,190)
Cash flows from financing activities:
Proceeds from issuance of common stock upon initial public offering, net of underwriting discounts and commissions	—	331,989
Proceeds from issuance of common stock to General Atlantic (IC), L.P. in connection with the Corporate Conversion	—	43,236
Payment to settle fractional shares related to Class A-2 shareholders in connection with the Corporate Conversion	—	(43,236)
Repayment of long-term debt	—	(114,174)
Payment of debt issuance costs	(23)	(747)
Payment of debt extinguishment costs	—	(90)
Payments of related party notes	—	(5,900)
Payments of contingent consideration	(1,066)	(1,868)
Proceeds from exercise of stock/equity-based options	11,187	1,063
Repurchase and retirement of common shares	—	(51)
Payments of taxes related to net share settlement of equity awards	(468)	—
Proceeds from issuance of common stock under employee stock purchase plan	463	—
Payment of initial public offering costs	(286)	(2,912)
Net cash provided by financing activities	9,807	207,310
Net increase in cash, cash equivalents and restricted cash	39,162	224,474
Cash, cash equivalents and restricted cash at beginning of period	254,594	29,650
Cash, cash equivalents and restricted cash at end of period	$293,756	$254,124
Reconciliation of cash, cash equivalents, and restricted cash:
Cash and cash equivalents	$293,456	$253,824
Restricted cash within other assets	300	300
Total cash, cash equivalents, and restricted cash	$293,756	$254,124

EngageSmart, Inc.

Reconciliation of GAAP to Non-GAAP Measures

(Unaudited)

Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(in thousands, except percentages)
Net income (loss)	$6,770	$(8,292)	$15,708	$(8,018)
Net income (loss) margin	8.6%	(14.9)%	7.1%	(5.2)%
Adjustments:
Benefit from income taxes	(1,057)	(671)	(2,900)	(623)
Interest (income) expense, net	(1,005)	3,486	(1,127)	8,086
Amortization of intangible assets	3,900	3,901	11,700	11,701
Depreciation	816	933	2,289	1,919
Fair value adjustment of acquired deferred revenue	—	28	—	122
Stock/equity-based compensation	3,798	6,603	10,112	7,163
Restructuring charges	—	(330)	—	(241)
Transaction-related expense	—	3,014	(38)	4,246
Adjusted EBITDA	$13,222	$8,672	$35,744	$24,355
Adjusted EBITDA Margin	16.8%	15.6%	16.2%	15.7%

Reconciliation of GAAP Gross Profit to Adjusted Gross Profit

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(in thousands, except percentages)
Gross profit	$59,951	$41,256	$167,333	$114,929
Gross margin	76.1%	74.3%	76.1%	74.3%
Adjustments:
Fair value adjustment of acquired deferred revenue	—	28	—	122
Amortization of intangible assets	1,537	1,539	4,613	4,615
Stock/equity-based compensation	397	152	660	160
Transaction-related expense	—	29	—	81
Adjusted Gross Profit	$61,885	$43,004	$172,606	$119,907
Adjusted Gross Margin	78.5%	77.5%	78.5%	77.5%

Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(in thousands, except percentages)
General and administrative expenses	$13,986	$15,287	$42,270	$31,990
General and administrative as a percentage of revenue	17.7%	27.5%	19.2%	20.7%
Less:
Stock/equity-based compensation	(1,832)	(5,738)	(6,528)	(6,192)
Transaction-related expense	—	(1,212)	38	(2,163)
Non-GAAP general and administrative expenses	$12,154	$8,337	$35,780	$23,635
Non-GAAP general and administrative as a percentage of revenue	15.4%	15.0%	16.3%	15.3%

Selling and marketing expenses	$25,906	$19,096	$72,262	$51,224
Selling and marketing as a percentage of revenue	32.9%	34.4%	32.8%	33.1%
Less:
Stock/equity-based compensation	(869)	(506)	(1,829)	(569)
Transaction-related expense	—	(603)	—	(603)
Non-GAAP selling and marketing expenses	$25,037	$17,987	$70,433	$50,052
Non-GAAP selling and marketing as a percentage of revenue	31.8%	32.4%	32.0%	32.3%

Research and development expenses	$12,978	$9,132	$34,011	$23,947
Research and development as a percentage of revenue	16.5%	16.5%	15.5%	15.5%
Less:
Stock/equity-based compensation	(700)	(207)	(1,095)	(242)
Transaction-related expense	—	(13)	—	(30)
Non-GAAP research and development expenses	$12,278	$8,912	$32,916	$23,675
Non-GAAP research and development as a percentage of revenue	15.6%	16.1%	15.0%	15.3%

Disaggregated Revenue

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
	(in thousands)
Enterprise Solutions
Transaction and usage-based	$32,620	$24,977	$90,928	$69,517
Subscription	2,280	1,946	6,517	5,663
Other	966	354	2,298	1,811
Total Enterprise Solutions revenue	35,866	27,277	99,743	76,991
SMB Solutions
Transaction and usage-based	11,349	8,580	33,613	23,884
Subscription	31,216	19,324	85,493	52,980
Other	365	312	1,171	809
Total SMB Solutions revenue	42,930	28,216	120,277	77,673
Total revenue	$78,796	$55,493	$220,020	$154,664